                                                                     EXHIBIT 3.3


                             AMENDMENT NO. 1 TO THE
                           FIRST AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                      BRL UNIVERSAL EQUIPMENT 2001 A, L.P.

                            Dated as of July 24, 2001

         This Amendment No. 1 (the "AMENDMENT") dated as of the above date is entered into by and between BRL Universal Equipment Management, Inc., a Delaware corporation, as the General Partner, and the parties designated as the Limited Partners herein.

         WHEREAS, BRL Universal Equipment Management, Inc. and Gregory C. Greene executed the Agreement of Limited Partnership of BRL Universal Equipment 2001 A, L.P. dated as of January 18, 2001;

         WHEREAS, BRL Universal Equipment Management, Inc., Deutsche Bank A.G., New York Branch, and First Union National Bank executed the First Amended and Restated Agreement of Limited Partnership of BRL Universal Equipment 2001 A, L.P. dated as of February 9, 2001 ("PARTNERSHIP AGREEMENT"); and

         WHEREAS, the parties hereto have executed this Amendment to amend the Partnership Agreement to reflect, among other things, (i) the clarification of the parties intent with respect to net loss allocation as presented in Section 5.1.4; (ii) to add new defined terms and to revise certain definitions; and
(iii) to provide procedures for the contribution of additional capital by existing Limited Partners and for the admission of new Limited Partners without further amendment to the Partnership Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the parties, intending to be legally bound, hereby agree as follows:

         1. Article 1 of the Partnership Agreement is amended hereby by deleting the first paragraph thereof in its entirety and substituting therefor the following:

                           "Definitions: Unless the context otherwise requires,
                  capitalized terms used herein and not otherwise defined herein shall have the meanings set forth or referred to in Appendix A, as amended, restated, modified or supplemented from time to time, to the Participation Agreement dated as of February 9, 2001 among BRL Universal Equipment 2001 A, L.P., BRL Universal Equipment Management, Inc., Universal Compression, Inc., Universal Compression Holdings, Inc., The Bank of New York and the Tranche B Lenders, Administrative Agent and Collateral Agent, each as defined therein, as the same may be amended,


Amendment No. 1 - Page 1
                  restated, modified or supplemented, which Appendix A also contains the rules of usage that shall apply hereto. As used in this Agreement, unless otherwise specified, the following terms (in addition to the terms defined elsewhere herein), and the singular or plural thereof, shall have the following meanings when used herein with initial capital letters:"

         2. Article 1 of the Partnership Agreement is amended, effective as of February 9, 2001, by adding the following definition as a new Section 1.11.1:

                  "GAAP: "GAAP" means generally accepted accounting principles as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in other statements by any other entity as may be approved by a significant segment of the accounting profession of the United States."

         3. Section 1.191 of the Partnership Agreement is amended hereby by deleting in its entirety and substituting therefor the following:

                  "MAJORITY LIMITED PARTNERS: "Majority Limited Partners" means Limited Partners with Capital Accounts in the aggregate in excess of fifty percent (50%) of all Capital Accounts of the Limited Partners."

         4. Section 5.1.4 of the Partnership Agreement is amended, effective as of February 9, 2001, by deleting in its entirety and substituting therefor the following:

                  "Net Loss. Except as provided in Section 5.1.5 and 5.1.6, and subject to Section 12.2, Net Loss for any fiscal year shall be allocated to the Limited Partner."

         5. Article 9 of the Partnership Agreement is amended hereby by deleting its title and renaming it as "Assignment, Substitution and Admission of New Limited Partners".

         6. Section 9.5.4 of the Partnership Agreement is amended hereby by renumbering it as Section 9.2.4.

         7. Section 9.6 of the Partnership Agreement is amended hereby by renumbering it as Section 9.3.

         8. Article 9 of the Partnership Agreement is amended hereby by adding a new Section 9.4 as follows:

                  Section 9.4 Admission of New Limited Partners: In the event the General Partner gives notice of the need for additional equity as described in Section 15.2 of this Agreement, and the additional


Amendment No. 1 - Page 2

                  Capital Contributions agreed to be provided by some or all of the then existing Limited Partners is less than necessary to complete the proposed acquisition of additional Equipment, the General Partner may admit new Limited Partners; provided that the new Limited Partners and their respective Equity Commitments and Capital Contributions are approved by 100% of the then existing Limited Partners, as evidenced by the execution by all existing Limited Partners of the Additional Capital Contributions Approval Notice which shall be prepared by the General Partner substantially in the form of Exhibit D to this Agreement and the New Limited Partner Acceptance Notice prepared by the General Partner substantially in the form of Exhibit E to this Agreement. All new Limited Partners shall be deemed admitted to the Partnership as Limited Partners upon execution by all Partners of the New Limited Partner Acceptance Notice. The execution of the New Limited Partner Acceptance Notice by a new Limited Partner shall constitute execution and acceptance of this Agreement by such new Limited Partner for all purposes.

         9. Section 12.2 of the Partnership Agreement is amended hereby by the addition of the following sentence at the end thereof:

                  "Net Loss for GAAP purposes for any fiscal year shall be allocated to the General Partner and not to any Limited Partner."

         10. Article 13 of the Partnership Agreement is amended hereby by the addition of a new Section 13.2 as follows:

                  "Section 13.2 Amendment Requiring 100% Approval of Limited
                  Partners: Notwithstanding the provisions of Section 13.1 hereinabove, any provision of this Agreement which provides for action, approval or consent of "all" or of 100% of the Limited Partners may only be amended, supplemented, waived or modified with the approval of 100% of the Limited Partners, as evidenced by a written agreement and consent executed by 100% of the Limited Partners."

         11. Section 15.2 of the Partnership Agreement is amended hereby by the addition of the following sentences at the end thereof:

                  "The General Partner shall give notice to all Limited Partners of any proposed acquisition of additional Equipment, the proposed Acquisition Cost thereof and the anticipated amount of additional equity needed by the Partnership to fund the purchase. Each Limited Partner shall be entitled to participate in the contribution of such additional equity on a pro rata basis (determined by reference to the Limited Partners' total Capital Contributions as


Amendment No. 1 - Page 3
                  reflected as of the most recent date on Exhibit B of this Agreement). If any Limited Partner does not want to participate to the full extent of its pro rata entitlement, the other Limited Partners may increase their participation on a pro rata basis determined by reference to their respective Capital Contributions as described herein. The consent of one hundred percent (100%) of the Limited Partners shall be required for any additional Capital Contributions, whether or not all Limited Partners participate in making such Capital Contributions, as evidenced by the execution by all Partners of the Additional Capital Contributions Approval Notice which shall be prepared by the General Partner substantially in the form of Exhibit D to this Agreement."

         12. Effective as of the date hereof, Exhibit B to the Partnership Agreement is amended hereby by deleting Exhibit B to the Partnership Agreement in its entirety and substituting therefor Exhibit B attached hereto.

         13. Effective as of the date hereof, the Additional Capital Contributions Approval Notice substantially in the form of Exhibit D hereto is added as Exhibit D to the Partnership Agreement.

         14. Effective as of the date hereof, the New Limited Partner Acceptance Notice substantially in the form of Exhibit E hereto is added as Exhibit E to the Partnership Agreement.

         15. This Agreement may be executed (i) in multiple counterparts, each of which shall be regarded as an original and all of which shall constitute a single instrument and shall become effective as of the date hereof when each of the parties hereto shall have signed a copy hereof (whether the same or different copies) and (ii) by facsimile signature and each such signature shall be treated in all respects as having the same effect as an original signature.

                  [Remainder of page intentionally left blank]


Amendment No. 1 - Page 4

         IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

                                     GENERAL PARTNER:

                                     BRL UNIVERSAL EQUIPMENT MANAGEMENT, INC., a Delaware corporation



                                     By:  /s/ Lucy Burgoon
                                        --------------------------------------
                                              Lucy Burgoon
                                              Vice President


                                     LIMITED PARTNER:

                                     DEUTSCHE BANK A.G., NEW YORK BRANCH,



                                     By: /s/ Robert F. Martorano, Jr.
                                         -------------------------------------
                                     Name:   Robert F. Martorano, Jr.
                                     Title:  Managing Director


                                     By: /s/ Karen Keane
                                         -------------------------------------
                                     Name:   Karen Keane
                                     Title:  Vice President



                                     LIMITED PARTNER:

                                     FIRST UNION NATIONAL BANK,



                                     By: /s/ David Humphreys
                                         -------------------------------------
                                     Name:   David Humphreys
                                     Title:  Vice President


Amendment No. 1 - Page 5

                                    EXHIBIT B

            LIST OF LIMITED PARTNERS, EQUITY COMMITMENTS AND CAPITAL
                                  CONTRIBUTION

                             As of February 9, 2001

Partner Name and Address for Notices      Equity Commitments   Capital Contribution
------------------------------------      ------------------   --------------------

Deutsche Bank A.G., New York Branch           $6,540,625            $6,540,625
c/o Deutsche Bank Alex. Brown Inc.
31 West 52nd Street, Mail Stop 1411
New York, NY 10019
Attn: Robert Martorano, Jr., Director
Global Asset Finance and Leasing
Telephone: (212) 469-7393
Telefax: (212) 469-7398

First Union National Bank                     $6,540,625            $6,540,625
301 South College Street
Charlotte, NC 28288
Attn: Robert Wateroff
Telephone: (704) 374-6221
Telefax: (704) 374-6249

      (Form of Supplement to Exhibit B to be completed by General Partner)

       LIST OF EXISTING AND ADDITIONAL LIMITED PARTNERS, ADDITIONAL EQUITY
                COMMITMENTS AND ADDITIONAL CAPITAL CONTRIBUTIONS

        (All amounts shown below are cumulative as of the date below and include all commitments and capital contributions made by
             Limited Partners through and including the date below)

                            As of _________ __, 200_

Partner Name and Address for Notices      Equity Commitments   Capital Contribution
------------------------------------      ------------------   --------------------




Amendment No. 1 - Page 6
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                                    EXHIBIT D

                ADDITIONAL CAPITAL CONTRIBUTIONS APPROVAL NOTICE

         Each of the undersigned parties, constituting all of the Partners of BRL Universal Equipment 2001 A, L.P., hereby evidences their respective consent and approval of additional Capital Contributions and/or admission of one or more new Limited Partners as reflected on the revised Exhibit B dated as of ________ __, 200_ to the First Amended and Restated Agreement of Limited Partnership dated as of February 9, 2001, as amended (the "Partnership Agreement"), attached hereto in accordance with the terms of Section 9.4 and/or Section 15.2 of the Partnership Agreement.

           IN WITNESS WHEREOF, this Notice has been executed as of the __ day of _____, 200_.

                                       GENERAL PARTNER:

                                       BRL UNIVERSAL EQUIPMENT MANAGEMENT, INC., a Delaware corporation



                                       By:
                                           -------------------------------------
                                              Gregory C. Greene
                                              President


                                       LIMITED PARTNER:

                                       DEUTSCHE BANK A.G., NEW YORK BRANCH,


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


Amendment No. 1 - Page 7

                                       LIMITED PARTNER:

                                       First Union National Bank,



                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


Amendment No. 1 - Page 8

                                    EXHIBIT E

                      NEW LIMITED PARTNER ACCEPTANCE NOTICE

         The undersigned parties, constituting the General Partner of BRL Universal Equipment 2001 A, L.P. (the "Partnership"), all of the existing Limited Partners of the Partnership and a new Limited Partner to be admitted to the Partnership upon execution hereof, hereby evidence their respective consent and approval of the admission of _____________________ as a new Limited Partner (the "New Limited Partner") with the Equity Commitment and Capital Contribution as reflected on the revised Exhibit B dated as of ________ __, 200_ to the First Amended and Restated Agreement of Limited Partnership dated as of February 9, 2001, as amended (the "Partnership Agreement"), attached hereto in accordance with the terms of Section 9.4 of the Partnership Agreement. Upon execution hereof, the New Limited Partner is deemed to have executed the Partnership Agreement and accepted all of its provisions as set forth in Section 4.1.2 thereof.

         IN WITNESS WHEREOF, this Notice has been executed as of the __ day of _____, 200_.

                                       GENERAL PARTNER:

                                       BRL UNIVERSAL EQUIPMENT MANAGEMENT, INC., a Delaware corporation




                                       By:
                                           -------------------------------------
                                              Gregory C. Greene
                                              President


                                       EXISTING AND NEW LIMITED PARTNERS:


                                       --------------------------------


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

Amendment No. 1 - Page 9